SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C. 20549


                                  FORM  8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     June 26, 1995
                                                     ---------------------


                           20th Century Industries
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
    ----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


               0-6964                             95-1935264
    ----------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


         6301 Owensmouth Avenue, Suite 700, Woodland Hills, CA  91367
    ----------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code ( 818 )  704 - 3700
    ----------------------------------------------------------------------


       (Former name or address, if changed since last report)     NONE
    ----------------------------------------------------------------------

    Item 5     Other Events



      On June 26, 1995, the Registrant issued the attached News Release naming Robert Tschudy senior vice president and chief financial officer of 20th Century Industries.

                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   20TH CENTURY INDUSTRIES

Date:  June 26, 1995               John R. Bollington
                                   -----------------------
                                   Secretary, Senior Vice President
                                   and General Counsel

     20TH CENTURY INDUSTRIES


- -----------------------------------------------------------------------------
     NEWS
- -----------------------------------------------------------------------------

                                  Contact:

                                      Jeanne Ouellette or
                                      Cynthia Coulter at 213/629-4974

                                      Company contact:  Rick Dinon
                                      or Ric Hill at 818/704-3595


FOR IMMEDIATE RELEASE                               June 26, 1995
- ---------------------


           ROBERT TSCHUDY NAMED CHIEF FINANCIAL OFFICER
           --------------------------------------------
                    OF 20TH CENTURY INDUSTRIES
                    --------------------------

(WOODLAND HILLS, CA) -- Robert (Bob) Tschudy, 46, has been named senior vice president and chief financial officer of 20th Century Industries, according to William L. Mellick, president and chief executive officer. In his new position, Tschudy will be responsible for the company's financial, actuarial and auditing departments.

"Bob brings a wealth of corporate finance experience that 20th Century's increasingly complex financial structure needs," said Mellick. "His background and expertise will greatly enhance our solid financial team."

Prior to joining 20th Century, Tschudy was a partner for nine years in the Los Angeles office of Ernst & Young, LLP. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and is a Director of the Insurance Council, City of Hope.

Tschudy is a graduate of the University of Cincinnati, Ohio and resides in La Canada with his wife, Janet, and three children.

20th Century Industries is a publicly-held company traded on the New York Stock Exchange under the trading symbol TW. Wholly-owned subsidiaries are 20th Century Insurance Company, which markets automobile and excess liability insurance, and 21st Century Casualty Company, which markets automobile insurance.

Both insurance subsidiaries sell directly to consumers without agents. 20th Century Industries and subsidiaries' offices are located at 6301 Owensmouth Avenue, Woodland Hills, CA 91367; 818-704-3514.

                                    #  #  #

                6301 Owensmouth Avenue | Woodland Hills, California 91367